UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) October 18, 2016
Cintas Corporation
(Exact name of registrant as specified in its charter)

Washington	0-11399	31-1188630
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

6800 Cintas Boulevard, P.O. Box 625737, Cincinnati, Ohio	45262-5737
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code:
(513) 459-1200

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

¨	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

¨	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

¨	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

¨	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On October 18, 2016, at the 2016 Annual Meeting of Shareholders (the “Annual Meeting”) of Cintas Corporation (the “Corporation”), the shareholders of the Corporation approved the Corporation’s 2016 Equity and Incentive Compensation Plan (the “Equity Plan”). The following description of the Equity Plan is qualified in its entirety by reference to the Equity Plan, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.
In general, the Equity Plan will be administered by the Compensation Committee (the “Compensation Committee”) of the Corporation’s Board of Directors (the “Board”) and will enable the Compensation Committee to provide equity and incentive compensation to (i) the Corporation’s officers and other key employees (and those of its subsidiaries), including persons who have agreed to commence serving in such capacity within 90 days of the grant of the applicable award, (ii) the Corporation’s non-employee directors and (iii) certain other individuals who provide employee-type services. Pursuant to the Equity Plan, the Corporation may grant equity-based compensation generally in form of stock options, appreciation rights, restricted stock, restricted stock units, performance shares, performance units, cash incentive awards, dividend equivalents and other stock-based awards upon terms and conditions as further described in the Equity Plan. The Equity Plan will permit the Corporation to grant awards that may be able to qualify as “qualified performance-based compensation” under Section 162(m) of the Internal Revenue Code of 1986, as amended (“Section 162(m)”) and awards that are not intended to so qualify.
Subject to adjustment as described in the Equity Plan, and subject to the Equity Plan’s share counting rules, a total of 12,500,000 shares of common stock are available for awards granted under the Equity Plan, minus one share of common stock for every share subject to an award granted under the Corporation’s 2005 Equity Compensation Plan, as amended (the “Predecessor Plan”), between May 31, 2016 and October 18, 2016. These shares may be shares of original issuance or treasury shares, or a combination of both. The aggregate number of shares available under the Equity Plan will be reduced by one share of common stock for every one share subject to an award granted under the Equity Plan. Shares underlying certain awards under the Equity Plan and the Predecessor Plan that expire or are forfeited, cancelled or settled for cash will again be available under the Equity Plan, as further described in the Equity Plan.
The Equity Plan also provides that, subject to adjustment as described in the Equity Plan:

•	the aggregate number of shares of common stock actually issued or transferred upon the exercise of incentive stock options will not exceed 12,500,000 shares of common stock;

•	no participant will be granted stock options and/or appreciation rights, in the aggregate, for more than 400,000 shares of common stock during any calendar year;

•
no participant will be granted awards of restricted stock, restricted stock units, performance shares and/or other stock-based awards that are intended to qualify as “qualified performance-based compensation” under Section 162(m) (“Qualified Performance-Based Awards”), in the aggregate, for more than 400,000 shares of common stock during any calendar year;

•
no participant in any calendar year will receive Qualified Performance-Based Awards of performance units and/or other awards payable in cash (other than cash incentive awards) having an aggregate maximum value as of their respective grant dates in excess of $5,000,000;

•	no participant in any calendar year will receive Qualified Performance-Based Awards that are cash incentive awards having an aggregate maximum value in excess of $5,000,000; and

•	no non-employee director will be granted, in any period of one calendar year, awards under the Equity Plan having an aggregate maximum value in excess of $300,000.

The Equity Plan permits the Compensation Committee to make certain performance-based awards to participants under the Equity Plan, which awards will be earned based upon the achievement of management objectives. The management objectives underlying each such award will be determined by the Compensation Committee based on one or more, or a combination, of the following metrics if the award is a Qualified Performance-Based Award:

•
Profits (e.g., operating profit or income, EBIT, EBT, income, net income (before or after taxes), earnings per share, residual or economic earnings, economic value added, or economic profit - these profitability metrics could be measured before certain specified special items and/or subject to GAAP definition);

•
Cash Flow (e.g., actual or adjusted earnings before or after interest, taxes, depreciation and/or amortization (including EBIT and EBITDA), free cash flow, free cash flow with or without specific capital expenditure target or range, including or excluding divestments and/or acquisitions, operating cash flow, total cash flow, cash flow in excess of cost of capital or residual cash flow, or cash flow return on investment);

•	Returns (e.g., earnings per share, profits or cash flow returns on: assets, investment, capital, invested capital, net capital employed, equity, or sales);

•	Working Capital (e.g., working capital divided by sales, days’ sales outstanding, days’ sales inventory, and days’ sales in payables, or any combination thereof);

•	Profit Margins (e.g., operating profit or gross profit divided by revenues or value added revenues, gross margins and material margins divided by revenues, and material margin divided by sales);

•	Liquidity Measures (e.g., debt-to-capital, debt-to-EBITDA, total debt ratio, debt-to-debt-plus-equity, or EBITDA multiple);

•
Sales, Value Added Sales, Sales Growth, Gross Margin Growth, Cost Initiative and Stock Price Metrics (e.g., revenue, net revenue, revenue growth, net revenue growth, revenue growth outside the United States, gross margin and gross margin growth, material margin and material margin growth, new product sales growth, value added sales, growth in value added sales, stock price appreciation, total return to shareholders, sales and administrative costs divided by sales, sales per employee, cost targets, expense or debt reduction levels, or sales and administrative costs divided by profits); and

•
Strategic Initiative Key Deliverable Metrics consisting of one or more of the following: product development or implementation; employee diversity; safety performance; strategic partnering; research and development; vitality index; market penetration; market share; geographic business expansion goals; cost targets; expense targets or cost reduction goals; general and administrative expense savings; selling, general and administrative expenses; objective measures of client/customer satisfaction; employee satisfaction; employee retention; management of employment practices and employee benefits; supervision of litigation and information technology; increase in yield and productivity; economic value added (or another measure of profitability that considers the cost of capital employed); product quality; sales of new products; or goals relating to acquisitions or divestitures of subsidiaries, affiliates and joint ventures.

The Board generally will be able to amend the Equity Plan, subject to shareholder approval in certain circumstances as described in the Equity Plan.

Item 5.07.     Submission of Matters to a Vote of Security Holders.

The following matters were submitted to a vote of shareholders at the Annual Meeting held on October 18, 2016:

Item No. 1:    The shareholders elected the persons listed below as directors of the Corporation. The voting results were as follows:

Name	Shares For	Shares Against	Abstentions	Broker Non- Votes
Gerald S. Adolph	92,462,613	574,072	23,863	4,062,862
John F. Barrett	92,173,316	863,963	23,269	4,062,862
Melanie W. Barstad	92,576,484	460,446	23,618	4,062,862
Robert E. Coletti	90,572,412	2,460,580	27,556	4,062,862
Richard T. Farmer	90,346,829	2,691,296	22,423	4,062,862
Scott D. Farmer	90,789,932	1,357,503	913,113	4,062,862
James J. Johnson	92,175,443	860,262	24,843	4,062,862
Joseph Scaminace	91,615,467	1,421,527	23,554	4,062,862
Ronald W. Tysoe	85,923,904	7,110,784	25,860	4,062,862

Item No. 2:    The shareholders approved an advisory resolution on named executive officer compensation. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
91,133,485	1,785,669	141,394	4,062,862

Item No. 3:    The shareholders approved the Cintas Corporation 2016 Equity and Incentive Compensation Plan. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
59,954,825	33,040,228	65,495	4,062,862

Item No. 4:    The shareholders approved the ratification of the selection of Ernst & Young LLP as the Corporation’s independent registered public accounting firm for fiscal 2017. The voting results were as follows:

For	Against	Abstain
94,317,676	2,661,224	144,510

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.
Exhibit Number    Description

10.1	Cintas Corporation 2016 Equity and Incentive Compensation Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CINTAS CORPORATION

Date: October 20, 2016	By:	/s/ J. Michael Hansen
J. Michael Hansen
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX
Exhibit Number    Description

10.1	Cintas Corporation 2016 Equity and Incentive Compensation Plan